BNY Mellon Small/Mid Cap Growth Fund
STATEMENT OF INVESTMENTS
June 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 96.6%
Automobiles & Components — 1.8%
Modine Manufacturing Co. (a),(b)	200,419	19,741,271
Banks — 1.8%
SouthState Corp.	210,067	19,332,466
Capital Goods — 30.8%
AeroVironment, Inc. (a),(b)	87,304	24,877,275
Axon Enterprise, Inc. (a)	31,860	26,378,168
Builders FirstSource, Inc. (a)	87,474	10,207,341
Construction Partners, Inc., Cl. A (a)	158,257	16,819,554
Curtiss-Wright Corp.	88,099	43,040,766
Esab Corp.	148,933	17,953,873
Hubbell, Inc.	50,560	20,649,209
Karman Holdings, Inc. (a),(b)	732,656	36,903,883
MYR Group, Inc. (a)	114,491	20,774,392
QXO, Inc. (a),(b)	744,800	16,042,992
SiteOne Landscape Supply, Inc. (a)	113,905	13,775,671
The Timken Company	280,776	20,370,299
Vertiv Holdings Co., Cl. A	160,821	20,651,025
WESCO International, Inc.	120,052	22,233,630
Woodward, Inc.	84,274	20,654,715
		331,332,793
Commercial & Professional Services — 1.3%
Casella Waste Systems, Inc., Cl. A (a)	125,174	14,442,576
Consumer Discretionary Distribution & Retail — 7.7%
Chewy, Inc., Cl. A (a)	446,224	19,018,067
Ollie’s Bargain Outlet Holdings, Inc. (a)	177,479	23,388,183
Pool Corp. (b)	51,594	15,038,619
Warby Parker, Inc., Cl. A (a)	1,157,401	25,381,804
		82,826,673
Consumer Services — 4.6%
Cava Group, Inc. (a),(b)	143,338	12,073,360
Dutch Bros, Inc., Cl. A (a)	215,053	14,703,173
Planet Fitness, Inc., Cl. A (a)	206,235	22,489,927
		49,266,460
Consumer Staples Distribution & Retail — 4.7%
BJ’s Wholesale Club Holdings, Inc. (a)	174,789	18,847,498
Casey’s General Stores, Inc.	60,907	31,079,015
		49,926,513
Financial Services — .7%
Tradeweb Markets, Inc., Cl. A	51,742	7,575,029
Food, Beverage & Tobacco — 1.4%
Freshpet, Inc. (a),(b)	220,341	14,974,374
Health Care Equipment & Services — 4.8%
Guardant Health, Inc. (a)	243,429	12,668,045
Inspire Medical Systems, Inc. (a)	59,235	7,686,926
iRhythm Technologies, Inc. (a),(b)	126,038	19,404,811
Privia Health Group, Inc. (a)	510,320	11,737,360
		51,497,142

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 96.6% (continued)
Insurance — 2.6%
Assurant, Inc.	95,598	18,879,649
The Baldwin Insurance Group, Inc. (a),(b)	217,248	9,300,387
		28,180,036
Pharmaceuticals, Biotechnology & Life Sciences — 15.0%
Apogee Therapeutics, Inc. (a)	53,073	2,304,960
Ascendis Pharma A/S, ADR (a)	59,617	10,289,894
Bio-Techne Corp.	393,123	20,226,178
Denali Therapeutics, Inc. (a)	205,712	2,877,911
GRAIL, Inc. (a),(b)	119,465	6,142,890
Illumina, Inc. (a)	225,770	21,540,716
Insmed, Inc. (a)	123,809	12,460,138
Madrigal Pharmaceuticals, Inc. (a)	15,765	4,771,120
Mirum Pharmaceuticals, Inc. (a)	110,494	5,623,040
Natera, Inc. (a)	87,679	14,812,490
Newamsterdam Pharma Co. NV (a),(b)	179,446	3,249,767
Repligen Corp. (a)	189,509	23,571,129
Soleno Therapeutics, Inc. (a)	124,701	10,447,450
Twist Bioscience Corp. (a)	173,265	6,374,419
Ultragenyx Pharmaceutical, Inc. (a)	106,157	3,859,869
uniQure NV (a)	163,050	2,272,917
Verona Pharma PLC, ADR (a)	67,951	6,426,806
Xenon Pharmaceuticals, Inc. (a),(b)	129,500	4,053,350
		161,305,044
Real Estate Management & Development — 2.0%
CoStar Group, Inc. (a)	260,905	20,976,762
Semiconductors & Semiconductor Equipment — 4.8%
FormFactor, Inc. (a)	781,601	26,894,890
Rambus, Inc. (a)	380,877	24,383,746
		51,278,636
Software & Services — 10.7%
Bentley Systems, Inc., Cl. B	307,815	16,612,776
Cellebrite DI Ltd. (a)	479,045	7,664,720
Confluent, Inc., Cl. A (a)	589,505	14,696,360
CyberArk Software Ltd. (a)	39,541	16,088,442
HubSpot, Inc. (a)	16,107	8,965,639
Klaviyo, Inc., Cl. A (a)	335,349	11,261,019
Life360, Inc. (a),(b)	293,607	19,157,857
Monday.com Ltd. (a)	65,671	20,652,216
		115,099,029
Transportation — 1.9%
Knight-Swift Transportation Holdings, Inc.	465,940	20,608,526
Total Common Stocks (cost $787,030,441)		1,038,363,330
Private Equity — 2.2%
Consumer Staples Distribution & Retail — .6%
Supplying Demand, Inc., Ser. E (a),(c)	497,558	6,532,936
Pharmaceuticals, Biotechnology & Life Sciences — .5%
Aspen Neuroscience, Ser. B (a),(c)	1,963,167	5,025,707
Real Estate Management & Development — .2%
Roofstock, Ser. E (a),(c)	346,123	2,055,971

Description	Shares	Value ($)
Private Equity — 2.2% (continued)
Software & Services — .9%
Fundbox, Ser. D (a),(c)	702,664	5,326,193
Locus Robotics, Ser. F (a),(c)	101,086	4,557,968
		9,884,161
Total Private Equity (cost $34,978,403)		23,498,775

Number of Rights
Rights — .0%
Health Care Equipment & Services — .0%
ABIOMED, Inc., expiring 12/31/2049(c) (cost $0)	160,644	186,347

	1-Day Yield (%)	Shares
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $563,010)	4.47	563,010	563,010
Investment of Cash Collateral for Securities Loaned — 5.4%
Registered Investment Companies — 5.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $58,078,796)	4.47	58,078,796	58,078,796
Total Investments (cost $880,650,650)		104.3%	1,120,690,258
Liabilities, Less Cash and Receivables		(4.3%)	(46,197,790)
Net Assets		100.0%	1,074,492,468

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At June 30, 2025, the value of the fund’s securities on loan was $146,524,480 and the value of the collateral was
$147,933,788, consisting of cash collateral of $58,078,796 and U.S. Government & Agency securities valued at $89,854,992.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	The fund held Level 3 securities at June 30, 2025. These securities were valued at $23,685,122 or 2.2% of net assets.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Small/Mid Cap Growth Fund

June 30, 2025 (Unaudited)
The following is a summary of the inputs used as of June 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,038,363,330	—	—	1,038,363,330
Equity Securities - Private Equity	—	—	23,498,775	23,498,775
Rights	—	—	186,347	186,347
Investment Companies	58,641,806	—	—	58,641,806
	1,097,005,136	—	23,685,122	1,120,690,258

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At June 30, 2025, accumulated net unrealized appreciation on investments was $240,039,608, consisting of $272,257,545 gross unrealized appreciation and $32,217,937 gross unrealized depreciation.
At June 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.